Exhibit 10.3.3

AMENDMENT NO. 1

TO

FIFTH AMENDED AND RESTATED REVOLVING LOAN AND LETTER OF CREDIT AGREEMENT

This Amendment No. 1 (this “Amendment”) is entered into as of May 3, 2006, among: the two entities included among the Borrower as listed on Exhibit A attached hereto (individually, and collectively, jointly and severally, the “Borrower”); the several entities included among the Guarantors as listed on Exhibit A attached hereto (each, individually, a “Guarantor,” and collectively, jointly and severally, the “Guarantors”); the several entities included among the Banks as listed on Exhibit A attached hereto (each, individually, a “Bank” and collectively, but not jointly, the “Banks”); and Bank of America, N.A. (“Bank of America”), as agent for the Banks (in such capacity, the “Agent”).

RECITALS

Reference is made to the following facts that constitute the background of this amendment:

A.	The parties hereto have entered into that certain Fifth Amended and Restated Revolving Loan and Letter of Credit Agreement dated as of November 4, 2005 (as amended and/or restated from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.	The Borrower has requested that the Banks increase the advance sublimit applicable to Direct Investments in Property Partnerships approved by the Agent despite incorporation of Agency approval rights (the “Agency Sublimit”) from 10% of the Maximum Amount to 15% of the Maximum Amount; and

C.	The Banks and the Agent are willing to amend the Loan Agreement solely upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1. Amendment. In accordance with the terms of Section 8.1 of the Loan Agreement, Section 2.11.8 of the Loan Agreement is hereby amended by replacing the term “10%” with “15%”. Exhibit 3.2 to the Loan Agreement is hereby replaced in its entirety with Exhibit 3.2 as attached hereto as Exhibit B (the only change to which is the revision of the Agency Sublimit in Section II thereof).

Section 2. Representations and Warranties. The Borrower and Guarantors, jointly and severally, represent and warrant to the Banks as of the effective date of this Amendment that: (a) no Default or Event of Default has occurred and is continuing or results from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrower and the

Guarantors in the Loan Agreement and the other Credit Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event) and (c) this Amendment and the Loan Agreement (as amended by this Amendment) are legal, valid and binding agreements of the Borrower and the Guarantors and are enforceable against them in accordance with their terms.

Section 3. Ratification. Except as hereby amended or waived, the Loan Agreement, all other Credit Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Loan Agreement or the other Credit Documents. In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranty, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrower of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Credit Documents, and (iii) the performance and observance by the Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Credit Documents.

Section 4. Conditions Precedent. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Agent of a fully-executed counterpart original of this Amendment.

Section 5. Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

Section 6. Amendment as Credit Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Credit Document” under and as defined in the Loan Agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 8. Successors and Assigns. This Amendment shall be binding upon each of the Borrower, the Guarantors, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantors, the Banks and the Agent.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10. Expenses. Each Borrower jointly and severally agrees to promptly reimburse the Agent and the Banks for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12. No Course of Dealing. The Agent and the Banks have entered into this Amendment on the express understanding with each Borrower and Guarantor that in entering into this Amendment the Agent and the Banks are not establishing any course of dealing with the Borrower or the Guarantors. The Agent’s and the Banks’ rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Credit Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Banks shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Banks may require the payment of fees in connection therewith. Each of the Borrower and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent’s nor any Bank’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Credit Document.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWER:	MMA FINANCIAL WAREHOUSING, LLC

	By:	MMA Equity Corporation, its sole member

		By:	/s/ Anthony Mifsud
(Signature)

Senior Vice President and Treasurer
(Printed Name and Title)

MMA FINANCIAL BOND WAREHOUSING, LLC

	By:	MMA Equity Corporation, its managing member

		By:	/s/ Anthony Mifsud
(Signature)

Senior Vice President and Treasurer
(Printed Name and Title)

GUARANTORS:	MUNICIPAL MORTGAGE & EQUITY, LLC

		By:	/s/ Anthony Mifsud
(Signature)

Senior Vice President and Treasurer
(Printed Name and Title)

MMA FINANCIAL HOLDINGS, INC.

		By:	/s/ Anthony Mifsud
(Signature)

Senior Vice President and Treasurer
(Printed Name and Title)

(Signatures continued on next page)

GUARANTORS (CONT.):	MMA EQUITY CORPORATION

		By:	/s/ Anthony Mifsud
(Signature)

Anthony Mifsud, SVP and Treasurer
(Printed Name and Title)

MMA FINANCIAL TC CORP.

		By:	/s/ Anthony Mifsud
(Signature)

Anthony Mifsud, SVP and Treasurer
(Printed Name and Title)

MMA FINANCIAL BFGLP, LLC

	By:	MMA Financial TC Corp., its sole member

		By:	/s/ Anthony Mifsud
(Signature)

Anthony Mifsud, SVP and Treasurer
(Printed Name and Title)

MMA FINANCIAL BFRP, INC.

		By:	/s/ Anthony Mifsud
(Signature)

Anthony Mifsud, SVP and Treasurer
(Printed Name and Title)

MMA SPECIAL LIMITED PARTNER, INC.

		By:	/s/ Anthony Mifsud
(Signature)

Anthony Mifsud, SVP and Treasurer
(Printed Name and Title)

(Signatures continued on next page)

GUARANTORS (CONT.):	MMA FINANCIAL BFG INVESTMENTS, LLC

	By:	MMA Financial TC Corp., its managing member

		By:	/s/ Anthony Mifsud

(Signature)

Anthony Mifsud, SVP and Treasurer
(Printed Name and Title)

BANKS:	BANK OF AMERICA, N.A., as one of the Banks

		By:	/s/ John F. Simon
(Signature)

John F. Simon, SVP
(Printed Name and Title)

CITICORP USA, INC., as one of the Banks

	By:	/s/ Maria McKeon
(Signature)

Maria McKeon, Vice President
(Printed Name and Title)

COMERICA BANK, A MICHIGAN BANKING CORPORATION, as one of the Banks

	By:	/s/ Lisa M. Kotula
(Signature)

Lisa M. Kotula, Vice President
(Printed Name and Title)

(Signatures continued on next page)

BANKS (CONT.):

HSBC BANK USA, as one of the Banks

	By:		/s/ Christopher J. Montante
(Signature)

Christopher J. Montante, VP
(Printed Name and Title)

MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY, LLC, as one of the Banks

	By:		/s/ Michael A. Solomon
(Signature)

Michael A. Solomon, Director
(Printed Name and Title)

SOVEREIGN BANK, as one of the Banks

	By:		/s/ Robert S. Nickey
(Signature)

Robert S. Nickey, Senior Vice Presiden
(Printed Name and Title)

AGENT:	BANK OF AMERICA, N.A., as Agent

		By:	/s/ John F. Simon
(Signature)

Senior Vice President
(Printed Name and Title)